[PIONEER LOGO]












          PIONEER

          TAX-FREE

          INCOME FUND




          ANNUAL REPORT 12/31/96

TABLE OF CONTENTS
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
Letter from the Chairman                                                  1


Portfolio Summary                                                         2


Performance Update                                                        3


Portfolio Management Discussion                                           6


Schedule of Investments                                                   9


Financial Statements                                                     21


Notes to Financial Statements                                            27


Report of Independent Public Accountants                                 31


Tax Treatment of Distributions                                           32


Trustees' Fees and Share Ownership                                       33


Trustees, Officers and Service Providers                                 34


Programs and Services for Pioneer Shareowners                            36


PIONEER TAX-FREE INCOME FUND
----------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN 12/31/96
----------------------------------------------------------------------------




DEAR SHAREOWNER,
----------------------------------------------------------------------------


It is with pleasure that I introduce this report for Pioneer Tax-Free Income Fund, covering the year ended December 31, 1996.

The bond market went full cycle during the year, going from falling interest rates and rising bond prices to rising rates and falling prices, and back again. The municipal bond market faced the additional challenge of working through a cycle of tax-reform proposals. Early on, the talk was most aggressive, with a focus on flat tax proposals that would have eliminated many of the benefits of owning municipal bonds. By the end of the year, however, the issue had retreated from center stage, and the remaining theories appear much more moderate.

Your Fund's management team had an active year adjusting the portfolio to pursue tax-free income and a solid total return. We are pleased to report that, despite the fast-changing environment for bonds overall, Pioneer Tax-Free Income Fund continued to pay shareowners attractive dividends and generated a competitive, positive total return. The Fund remains a high-quality alternative for investors looking for tax-free income.

A final note. As you see, we've given your Fund's annual report a facelift. The new, improved style reflects what shareowners told us they want to see in fund reports. Now you'll find a Table of Contents and consistent, easy-to-read summaries of portfolio information and performance. There's also a Portfolio Management Discussion of the portfolio management team's insights into market conditions, portfolio strategy and results. We hope you find them informative.

Please contact your investment representative, or us at 1-800-225-6292, if you have questions about your investment in Pioneer Tax-Free Income Fund. Thank you for your continued support.

Respectfully,

[SIGNATURE]

John F. Cogan, Jr.,
Chairman and President

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PIONEER TAX-FREE INCOME FUND
----------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/96
----------------------------------------------------------------------------


PORTFOLIO QUALITY
----------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[A pie chart depicting the quality of the portfolio as a percentage of the total investment portfolio. The numbers are as follows:
          AAA                                       50%
          AA                                        21%
          A                                         28%
          Short-Term Cash Equivalents               1%]

PORTFOLIO MATURITY
----------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

[A pie chart depicting the maturity of the portfolio with the effective life as a percentage of the total investment portfolio. The numbers are as follows:

          0-2 Years                                  2%
          2-5 Years                                 14%
          5-7 Years                                 12%
          7-10 Years                                27%
          10-20 Years                               22%
          20+ Years                                23%]

10 LARGEST HOLDINGS
----------------------------------------------------------------------------
(As a percentage of long-term holdings)

 1. Illinois Metropolitan Pier & Exposition Authority
    State Tax Revenue, 8.5%, 2006                                      2.53%
 2. South Carolina Public Service Authority Revenue, 6.625%,
    Prerefunded, 2002                                                  2.51
 3. Wyoming Community Development Authority Revenue,
    Series B, 7.05%, 2033                                              2.30
 4. Martin County Pollution Control Authority Revenue, 5.65%, 2023     2.00
 5. Douglas County Hospital Authority, Catholic Health Facilities,
    7.25%, 2021                                                        2.00
 6. Texas State Turnpike Authority, 5.25%, 2023                        1.88
 7. Illinois State, General Obligation, 5.75%, 2021                    1.81
 8. Hastings Electric System Revenue, 6.3%, 2019                       1.76
 9. Will County, Illinois Environmental Revenue Bond, 6.4%, 2026       1.68
10. Douglas County Hospital Authority Revenue, Immanuel
    Medical Center, 7.0%, 2021                                         1.49

Fund holdings will vary for other periods.

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PIONEER TAX-FREE INCOME FUND
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PERFORMANCE UPDATE 12/31/96                                  CLASS A SHARES
----------------------------------------------------------------------------


SHARE PRICES AND DISTRIBUTIONS
----------------------------------------------------------------------------


NET ASSET VALUE
PER SHARE                12/31/96            12/31/95
                         $11.96              $12.36

DISTRIBUTIONS PER SHARE  INCOME          SHORT-TERM         LONG-TERM
(12/31/95 - 12/31/96)    DIVIDENDS       CAPITAL GAINS      CAPITAL GAINS
                         $0.624          $0.003             $0.189

INVESTMENT RETURNS
----------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund at public offering price, compared to the growth of the Lehman Brothers Municipal Bond Index.


[A MOUNTAIN CHART DEPICTING THE GROWTH OF A $10,000 INVESTMENT FROM DECEMBER 1986 TO DECEMBER 1996. THE LINE FOR PIONEER TAX-FREE INCOME FUND ENDS AT $19,541 FOR DECEMBER 1996. THE LINE FOR THE LEHMAN BROTHERS MUNICIPAL BOND INDEX ENDS AT $21,184 FOR DECEMBER 1996.]

------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 1996)
                         NET ASSET PUBLIC OFFERING
            PERIOD         VALUE   PRICE*
     10 Years                7.42% 6.93%
      5 Years                6.84  5.86
       1 Year                3.57  -1.07
------------------------------------------

* Reflects deduction of the maximum 4.50% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.



The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

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PIONEER TAX-FREE INCOME FUND
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PERFORMANCE UPDATE 12/31/96                                  CLASS B SHARES
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SHARE PRICES AND DISTRIBUTIONS
----------------------------------------------------------------------------


NET ASSET VALUE
PER SHARE                12/31/96            12/31/95
                          $11.88              $12.31

DISTRIBUTIONS PER SHARE  INCOME              SHORT-TERM        LONG-TERM
(12/31/95 - 12/31/96)    DIVIDENDS           CAPITAL GAINS     CAPITAL GAINS
                         $0.545               $0.003            $0.189

INVESTMENT RETURNS
----------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

[A MOUNTAIN CHART DEPICTING THE GROWTH OF A $10,000 INVESTMENT FROM APRIL 1995 TO DECEMBER 1996. THE LINE FOR PIONEER TAX-FREE INCOME FUND ENDS AT $10,681 FOR DECEMBER 1996. THE LINE FOR THE LEHMAN BROTHERS MUNICIPAL BOND INDEX ENDS AT $11,443 FOR DECEMBER 1996.]

------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 1996)
                             IF    IF
              PERIOD        HELD   REDEEMED*
    Life-of-Fund         6.30%     4.00%
       (4/28/95)
          1 Year         2.66 -1.20
------------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

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PIONEER TAX-FREE INCOME FUND
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PERFORMANCE UPDATE 12/31/96                                  CLASS C SHARES
----------------------------------------------------------------------------


SHARE PRICES AND DISTRIBUTIONS
----------------------------------------------------------------------------


NET ASSET VALUE
PER SHARE                12/31/96            12/31/95
                          $11.88              $12.32

DISTRIBUTIONS PER SHARE  INCOME          SHORT-TERM         LONG-TERM
(1/31/96 - 12/31/96)     DIVIDENDS       CAPITAL GAINS      CAPITAL GAINS
                         $0.504            $0.003             $0.189

INVESTMENT RETURNS
----------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

[A MOUNTAIN CHART DEPICTING THE GROWTH OF A $10,000 INVESTMENT FROM JANUARY 1996 TO DECEMBER 1996. THE LINE FOR PIONEER TAX-FREE INCOME FUND ENDS AT $10,364 FOR DECEMBER 1996. THE LINE FOR THE LEHMAN BROTHERS MUNICIPAL BOND INDEX ENDS AT $10,123 FOR DECEMBER 1996.]

---------------------------------------
CUMULATIVE TOTAL RETURNS
(As of December 31, 1996)
                             IF    IF
              PERIOD        HELD   REDEEMED*
           Life-of-Fund   2.19%    1.23%
            (1/31/96)
---------------------------------------

* Reflects deduction of the 1% contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions.




The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

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PIONEER TAX-FREE INCOME FUND
----------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/96
----------------------------------------------------------------------------



DEAR SHAREOWNER,
----------------------------------------------------------------------------

It's my pleasure to report that Pioneer Tax-Free Income Fund concluded its 20th year on December 31, 1996. While the 12 months was marked by great volatility, your Fund's performance provided a positive return and a competitive income stream. In today's relatively low-inflation, high-tax environment, an investment taxed at the maximum 39.6% federal rate would have to provide a current yield of 7.37% to equal the Fund's 4.45% 30-day SEC yield for Class A shares on December 31.

INVESTOR PERCEPTIONS DROVE BOND MARKET'S VOLATILITY
Market conditions at the beginning and end of your Fund's fiscal year might suggest that the period was generally favorable for bonds. However, the interim months were enough to test even the most experienced bond fund managers. Early on, benign inflation and slow economic growth led the Federal Reserve (the Fed) to lower short-term interest rates by 0.25% in January. Investor optimism and bond prices soared. However, the announcement of stronger employment numbers in early March fueled fears of inflation and the possibility of a reversal of the Fed's monetary policy. The bond market's sell-off then began in earnest. While the sudden reversal in the direction of interest rates hurt prices of all fixed-income securities, tax-free bonds fared better than their fully taxable counterparts.

For the better part of a year, prices of tax-free bonds had reflected lingering investor concerns about the perceived effect of tax-reform proposals. Central to this debate was the "flat-tax" proposal, which in its purest form would deprive municipal bonds of their tax-exempt status. Fortunately, investors realized that passage of a flat tax was far from certain and that many tax-reform proposals would be debated before being approved. Once their initial fears were allayed, investors renewed their interest in municipal bonds, providing some impetus for higher prices. As a result, municipal bonds outperformed their taxable counterparts during the first half of the year.

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PIONEER TAX-FREE INCOME FUND
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----------------------------------------------------------------------------




Following the uncertainty of the summer months, in which bond investors kept nervous eyes on policy makers at the Fed, the municipal bond market enjoyed a long-awaited rally in late fall. Signs of slowing economic growth helped cool investors' concerns over rising interest rates, sparking upward movement in prices of municipal bonds.

HOW PIONEER MANAGED YOUR INVESTMENT
With the Fund's holdings carrying a rating of A or better, the Fund easily maintained an average quality rating of AA throughout the period.
Interestingly, the Fund's weighting in AAA-rated securities increased to 50% of net assets by December 31. This event was accomplished by increasing insured holdings from 34% to 43% of assets.

Today an increasing number of bonds - including hospitals, housing and public power bonds - are routinely insured. Bond insurance assures the timely payment of principal and interest in the event the issuer of the debt is unable to do so. With defaults such as that of Orange County, California still fresh in the minds of municipal bond investors, municipal bond insurance provides additional security, enhanced liquidity and price support after the initial offering. Rating agencies, such as Standard & Poor's or Moody's, grant bonds covered by major insurers their highest rating, AAA and Aaa, respectively.

During the period, we made other structural modifications to the portfolio as well. Given the secular decline in interest rates over the past several years, bonds with higher coupons are at risk of being called away - that is, repurchased by their issuers at a predetermined price before the bonds mature. To reduce the Fund's exposure to this risk, we swapped out of bonds approaching their call dates and purchased bonds with more time remaining to their call dates. We extended call protection by trading out of securities that were priced close to par (the principal amount of a bond or note at maturity) and purchasing "discount" bonds, which sell below par. Discount bonds have a lower probability of being called and tend to offer greater price appreciation in a favorable interest rate environment. Combined, these strategies helped protect your Fund's stream of tax-free income.

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PIONEER TAX-FREE INCOME FUND
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PORTFOLIO MANAGEMENT DISCUSSION 12/31/96                         (CONTINUED)
----------------------------------------------------------------------------




The portfolio remains broadly diversified, representing 39 states and 172 issues at year-end. For all practical purposes, we favored bonds from states outside the two larger, more actively traded markets of New York and California. Our research and trading experience has taught us that bonds from thinly traded markets in states like Illinois and Washington generally will offer higher yields for comparably rated issues and may hold their value better than those frequently traded in more liquid markets. This strategy has an added benefit; should we go to sell the bonds, their scarcity provides a natural price support.

LOOKING AHEAD
All markets move in cycles. The bond market's sagging performance in 1994 was balanced by a euphoric rebound in 1995. The year just past, in contrast, offered a taste of the good with the bad. While 1996 was not a highly successful year overall for municipal bonds - or all bonds for that matter - the tax-free marketplace did offer pockets of opportunity amidst the volatility. We believe astute credit analysis and strategic bond selection, as well as a commitment to longer-term results will create the foundation for a winning strategy in the months ahead.


Respectfully,

[SIGNATURE]

Mark L. Winter,
Portfolio Manager

PIONEER TAX-FREE INCOME FUND
----------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/96
----------------------------------------------------------------------------

            S&P/
          MOODY'S
PRINCIPAL  RATINGS
AMOUNT  (UNAUDITED)                                                     VALUE
                    INVESTMENT IN TAX-EXEMPT SECURITIES - 99.6%
                    ALASKA - 1.8%
$2,330,000 AAA/Aaa  Alaska Muni Bond Bank, 7.0%, 2005              $  2,656,200
 5,500,000 AAA/Aaa  Alaska State Housing Finance Corp.,
                      Series A, 5.875%, 2030                          5,445,000
                                                                   ------------
                                                                   $  8,101,200
                                                                   ------------
                    ARIZONA - 1.3%
 1,500,000 AAA/Aaa  Kyrene School District, 6.0%, 2014             $  1,563,750
 1,000,000 AAA/Aaa  Maricopa County School District, 7.0%, 2007       1,155,000
 1,000,000 AAA/Aaa  Maricopa County School District, 7.0%, 2008       1,157,500
 1,900,000 A+/A1    Tucson Water Revenue, 6.5%, 2016                  2,018,750
                                                                   ------------
                                                                   $  5,895,000
                                                                   ------------
                    CALIFORNIA - 0.4%
 2,000,000 AA/Aa    Metro Water District Southern
                      California, 5.0%, 2027                       $  1,835,000
                                                                   ------------
                    COLORADO - 3.5%
   980,000 AA/Aa    Colorado Housing Finance Authority,
                      Series C-2, 7.45%, 2017+ +                   $  1,091,475
 3,500,000 NR/Aa    Colorado Housing Finance Authority,
                      Series A-1, 7.4%, 2028                          3,889,375
 1,500,000 NR/Aa    Colorado Housing Finance Authority,
                      Series B-2, 7.45%, 2027                         1,676,250
   500,000 AAA/Aaa  Colorado Housing Finance Authority,
                      Series C-1, 7.55%, 2027                           548,125
 3,000,000 AA/Aa    Denver Colorado City Airport and
                      County, 5.7%, 2025                              3,000,000
 1,450,000 AA/Aa    Denver Colorado City and County, 5.5%, 2025       1,411,937
 3,575,000 AAA/Aaa  Douglas County School District Region 1,
                      7.0%, 2013                                      4,218,500
                                                                   ------------
                                                                   $ 15,835,662
                                                                   ------------
                    DELAWARE - 0.4%
 1,655,000 NR/A1    State of Delaware Housing Authority Revenue,
                      6.45%,  2013                                 $  1,712,925
                                                                   ------------
                    FLORIDA - 5.1%
 2,000,000 AAA/Aaa  Dade County, 5.125%, 2016                      $  1,915,000
 5,000,000 AAA/Aaa  Dade County General Obligation, 12.0%, 2001       6,568,750
 3,455,000 AAA/Aaa  Dade County Seaport Revenue, 5.45%, 2016          3,411,813
 5,000,000 AA/Aa3   Hillsborough County Industrial Development
                      Authority, 8.0%, 2022                           5,818,750

 The accompanying notes are an integral part of these financial statements.
                                      9
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
PIONEER TAX-FREE INCOME FUND
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SCHEDULE OF INVESTMENTS 12/31/96                                (CONTINUED)
----------------------------------------------------------------------------
            S&P/
          MOODY'S
PRINCIPAL  RATINGS
AMOUNT  (UNAUDITED)                                                     VALUE
                    FLORIDA (CONTINUED)
 4,000,000 AA+/NR   Jacksonville Health Facilities Authority Hospital
                      Revenue, 6.75%, 2013                            4,295,000
 1,000,000 AAA/Aaa  Panama City Water & Sewer Authority Revenue,
                      5.625%, 2019                                    1,002,500
                                                                   ------------
                                                                   $ 23,011,813
                                                                   ------------
                    GEORGIA - 1.0%
 2,150,000 AAA/Aaa   Appling County Development Authority
                      Revenue, 7.15%, 2021                         $  2,402,625
 2,300,000 AAA/Aaa   Richmond Water & Sewer Authority Revenue,
                      5.25%, 2022                                     2,193,625
                                                                   ------------
                                                                   $  4,596,250
                                                                   ------------
                    IDAHO - 0.6%
 2,500,000 NR/A      University of Idaho Revenue, Series B,
                      6.625%, 2016                                 $  2,696,875
                                                                   ------------
                    ILLINOIS - 8.8%
 3,700,000 AA-/Aa3  Chicago Gas Supply Revenue, 8.1%, 2020         $  4,093,125
 2,250,000 NR/A2    Illinois Development Finance Authority, 6.75%,
                      2016                                            2,373,750
 1,145,000 A+/A1    Illinois Housing Development Authority Revenue
                      Multi-Family Housing, Series A, 7.0%,
                      Prerefunded, 2023 *                             1,322,475
 9,000,000 A+/A     Illinois Metropolitan Pier & Exposition
                     Authority State Tax Revenue, 8.5%, 2006         11,205,000
    85,000 A+/A     Illinois Metropolitan Pier & Exposition
                     Authority State Tax Revenue, 6.5%, 2027             91,588
 4,015,000 A+/A     Illinois Metropolitan Pier & Exposition
                      Authority State Tax Revenue, 6.5%, 2027,
                      Prerefunded, 2003*                              4,481,744
 8,000,000 AAA/Aaa  Illinois State General Obligation, 5.75%, 2021    8,020,000
 7,185,000 AA/Aa2   Will County, Illinois Environmental Revenue
                      Bond, 6.4%, 2026                                7,436,474
                                                                   ------------
                                                                   $ 39,024,156
                                                                   ------------
                    INDIANA - 3.5%
 2,000,000 A+/A1    Fisher Economic Development Water Facilities
                      Revenue, 7.875%, 2019                        $  2,092,500
 1,000,000 AAA/Aaa  Goshen School Building Corp., 5.6%, 2016            983,750
   750,000 A/NR     Indiana Bond Bank State Revolving Fund,
                      6.75%, 2017                                       813,750
 3,000,000 AA3/Aa   Indiana Health Facilities Authority,5.5%,2016**   2,872,500

 The accompanying notes are an integral part of these financial statements.

PIONEER TAX-FREE INCOME FUND
----------------------------------------------------------------------------

----------------------------------------------------------------------------
            S&P/
          MOODY'S
PRINCIPAL  RATINGS
AMOUNT  (UNAUDITED)                                                     VALUE
                    INDIANA (CONTINUED)
 1,000,000 NR/Aaa   Indiana State Housing Finance Authority Single
                      Family Mortgage Revenue, 5.95%, 2013            1,001,250
 1,890,000 A+/A1    Indiana State Office Building Commission
                      Correctional Facilities Revenue, 6.4%, 2011     1,991,587
 1,400,000 A+/NR    Indianapolis Local Public Improvement Board
                      Revenue, 6.75%, 2014                            1,599,500
 1,000,000 A+/A     Lawrence Township Metropolitan School District
                      Revenue, 6.75%, 2013                            1,123,750
 3,200,000 AA-/AA2  Petersburg Indiana Pollution and Control
                      Revenue, 5.4%, 2017                             3,076,000
                                                                   ------------
                                                                   $ 15,554,587
                                                                   ------------
                    IOWA - 0.2%
 1,000,000 NR/A     Iowa Finance Authority Revenue Bond,
                      Correctional Facility Program, 5.55%, 2010   $    996,250
                                                                   ------------
                    KENTUCKY - 0.8%
 1,095,000 AAA/Aaa  Kenton County Water District #1, 5.8%, 2015    $  1,122,375
 2,010,000 AAA/Aaa  Kenton County Water District #1, 5.875, 2019      2,065,275
   495,000 AA-/A    University of Kentucky Community College
                      Building Revenue, Series I, 6.4%, 2011            520,369
                                                                   ------------
                                                                   $  3,708,019
                                                                   ------------
                    LOUISIANA - 0.7%
 3,000,000 AAA/Aaa  New Orleans Home Mortgage Authority, 6.25%,
                      Prerefunded,  2011 *                         $  3,228,750
                                                                   ------------
                    MASSACHUSETTS - 6.5%
 1,415,000 A-/A1    Massachusetts Bay Transportation Authority
                      Revenue, Series B, 5.875%, 2014              $  1,445,069
 4,000,000 A+/A1    Massachusetts Bay Transportation Authority
                      Revenue, Series B, 5.875%, 2019                 4,065,000
 5,000,000 A+/A1    Massachusetts Health & Educational Facilities
                      Authority Revenue, Boston College, Series K,
                      5.25%, 2023                                     4,562,500
 1,205,000 AAA/Aaa  Massachusetts Housing Finance Agency,
                      5.95%, 2018**                                   1,200,481
 3,000,000 AAA/Aaa  Massachusetts State General Obligation, 6.5%,
                      2007                                            3,337,500
 1,190,000 AAA/Aaa  Massachusetts State General Obligation, 5.375%,
                      2012                                            1,187,025
 4,390,000 A+/A1    Massachusetts State Turnpike Authority
                      Revenue, Series A, 5.0%, 2020                   4,000,388

 The accompanying notes are an integral part of these financial statements.

PIONEER TAX-FREE INCOME FUND
----------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/96                                (CONTINUED)
----------------------------------------------------------------------------
            S&P/
          MOODY'S
PRINCIPAL  RATINGS
AMOUNT  (UNAUDITED)                                                     VALUE
                    MASSACHUSETTS (CONTINUED)
 2,000,000 A/A      Massachusetts Water Resources Revenue, 6.25%,
                      2010                                            2,107,500
 1,000,000 AAA/Aaa  South Essex Massachusetts Sewer District,
                      Series B, 6.75%, 2013                           1,141,250
 1,325,000 AAA/Aaa  Worcester General Obligation, Series A, 6.15%,
                      2009                                            1,422,719
 1,440,000 AAA/Aaa  Worcester General Obligation, Series A, 6.20%,
                      2010                                            1,540,800
 1,460,000 AAA/Aaa  Worcester General Obligation, Series A, 6.25%,
                      2011                                            1,562,200
 1,450,000 AAA/Aaa  Worcester General Obligation, Series A, 6.3%,
                      2012                                            1,578,687
                                                                   ------------
                                                                   $ 29,151,119
                                                                   ------------
                    MICHIGAN - 4.0%
 5,150,000 AAA/Aaa  Detroit, Michigan Water Supply Systems,
                      5.5%, 2025                                   $  5,066,313
 1,455,000 AAA/Aaa  Grand Rapids Community College, 5.375%, 2016      1,425,900
 2,175,000 AAA/Aaa  Holly Michigan Area School District,5.625%,2015   2,191,312
 2,200,000 AAA/Aaa  Lake Orion Schools General Obligation, 5.5%,
                      2020**                                          2,169,750
 1,500,000 AAA/Aaa  Wayne County Building Authority Capital
                      Improvement, 5.25%, 2016                        1,438,125
 5,715,000 AA/Aa    Walled Lake School District General Obligation,
                      Series I, 5.5%, 2022                            5,543,550
                                                                   ------------
                                                                   $ 17,834,950
                                                                   ------------
                    MINNESOTA - 3.3%
 5,000,000 AAA/Aaa  Northern Municipal Power Agency Revenue,
                      Series A, 7.25%, 2016                        $  5,287,500
 1,290,000 NR/A1    Minnesota State Higher Education Facilities
                      Authority Revenue, 5.625%, 2016                 1,283,550
 1,985,000 AA+/Aa   Minnesota State Housing Finance Agency,
                      Series H, 6.55%, 2011++                         2,094,175
   990,000 AA/A1    Minnesota State Housing Finance Agency,
                      Series A, 6.9%, 2012                            1,041,975
 1,000,000 AA/Aa3   Minnesota University, Series A, 5.0%, 2010**      1,048,750
 4,000,000 AAA/Aaa  Spring Lake Park Independent School District #16
                      General Obligation, 5.25%, 2017                 3,905,000
                                                                   ------------
                                                                   $ 14,660,950
                                                                   ------------
                    MISSOURI - 2.6%
 1,000,000 NR/NR    Carthage Waterworks & Wastewater Treatment
                      System Revenue, 6.5%, 2016                   $  1,071,250

 The accompanying notes are an integral part of these financial statements.

PIONEER TAX-FREE INCOME FUND
----------------------------------------------------------------------------

----------------------------------------------------------------------------
            S&P/
          MOODY'S
PRINCIPAL  RATINGS
AMOUNT  (UNAUDITED)                                                     VALUE
                    MISSOURI (CONTINUED)
 2,100,000 AAA/Aaa  Missouri Environmental Improvement and Energy
                      Resources Authority, 6.05%, 2016                2,197,125
 2,500,000 AAA/Aaa  Poplar Bluff School District, 5.8%, 2011          2,553,125
 6,000,000 AAA/Aaa  Sikeston, Missouri Electric Revenue, 5.0%, 2022   5,542,500
                                                                   ------------
                                                                   $ 11,364,000
                                                                   ------------
                    MISSISSIPPI - 0.4%
 1,750,000 AAA/Aaa  Mississippi State University Educational
                      Building Revenue, 5.0%, 2016                 $  1,631,875
                                                                   ------------
                    MONTANA - 4.0%
 3,250,000 AAA/Aaa  Forsyth Pollution Control Revenue, Puget Sound
                      Power & Light Project, 7.05%, 2021           $  3,599,375
 2,250,000 AAA/Aaa  Forsyth Pollution Control Revenue, Puget Sound
                      Power & Light Project, 7.25%, 2021              2,494,688
 3,000,000 AAA/Aaa  Forsyth Pollution Control Revenue, Puget Sound
                      Power & Light Project, 6.8%, 2022               3,251,250
 1,495,000 AAA/Aaa  Forsyth Pollution Control Revenue, Washington
                      Water Power Project, 7.125%, 2013               1,618,337
 1,060,000 AAA/Aaa  Montana State Board of Investments Revenue
                      Workers Compensation Program, 6.875%,
                      Prerefunded 1996*                               1,147,450
 3,250,000 AAA/Aaa  Montana State Board of Investments Revenue
                      Workers Compensation Program, 6.875%, 2020      3,619,687
   500,000 AAA/Aaa  University of Montana Revenue, Series C, 5.0%,
                      2014                                              467,500
 1,500,000 AAA/Aaa  University of Montana Revenue, Series C, 5.375%,
                      2021                                            1,466,250
                                                                   ------------
                                                                   $ 17,664,537
                                                                   ------------
                    NEBRASKA - 8.3%
 7,850,000 A+/A1    Douglas County Hospital Authority Revenue,
                      Catholic Health Facilities, 7.25%, 2021      $  8,880,312
 6,000,000 AAA/Aaa  Douglas County Hospital Authority Revenue,
                      Immanuel Medical Center, 7.0%, 2021             6,585,000
 5,000,000 NR/A     Grand Island Sanitation Sewer Revenue, 6.0%,
                      2014                                            5,118,750
 7,500,000 A/A      Hastings Electric System Revenue, 6.3%, 2019      7,790,625
 1,325,000 AAA/Aaa  Municipal Energy Agency of Nebraska Revenue,
                      6.0%, 2008                                      1,409,469
 1,500,000 AAA/Aaa  Municipal Energy Agency of Nebraska Revenue,
                      6.0%, 2017                                      1,548,750

 The accompanying notes are an integral part of these financial statements.
                                     13

PIONEER TAX-FREE INCOME FUND
----------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/96                                (CONTINUED)
----------------------------------------------------------------------------
            S&P/
          MOODY'S
PRINCIPAL  RATINGS
AMOUNT  (UNAUDITED)                                                     VALUE
                    NEBRASKA (CONTINUED)
   890,000 A+/A1    Nebraska Public Power District Revenue,
                      6.125%, 2015                                      917,813
 2,750,000 A+/A1    Nebraska Public Power District Revenue,
                      5.75%, 2020                                     2,763,750
 1,850,000 A+/A1    Nebraska Public Power District Revenue,
                      6.25%, 2022                                     1,910,125
                                                                   ------------
                                                                   $ 36,924,594
                                                                   ------------
                    NEW HAMPSHIRE - 0.8%
 3,500,000 AA+/Aaa  New Hampshire Higher Education Revenue,
                      Dartmouth College, 5.375%, 2023              $  3,373,125
                                                                   ------------
                    NEW JERSEY - 0.2%
 1,000,000 AA/A1    Rutgers State University Revenue, 6.4%, 2009   $  1,081,250
                                                                   ------------
                    NEW MEXICO - 1.8%
 2,600,000 AA/Aa    Bernalillo County Gross Receipts Tax Revenue,
                      5.75%, 2021                                  $  2,593,500
 1,940,000 AA/Aa    New Mexico Mortgage Finance Authority,
                      6.85%, 2012                                     2,029,725
 2,000,000 AAA/Aaa  Santa Fe Gross Receipts, 5.75%, 2021              2,012,500
 1,200,000 AAA/Aaa  University of New Mexico Revenue, 6.55%, 2025     1,330,500
                                                                   ------------
                                                                   $  7,966,225
                                                                   ------------
                    NORTH CAROLINA - 5.0%
 1,000,000 NR/Aaa   Buncombe County Sewer District Revenue,
                      Series B, 6.75%, Prerefunded, 2002 *         $  1,121,250
 4,500,000 A+/A     Buncombe County Sewer District Revenue,
                      6.75%, Prerefunded, 2002 *                      5,034,375
 1,250,000 AA/Aa1   Charlotte Law Enforcement Project, 6.1%, 2015     1,292,187
 2,000,000 AA/Aa    Charlotte-Mecklenburg Hospital Authority Revenue,
                      6.25%, 2020                                     2,062,500
 1,250,000 AAA/Aaa  Cumberland County Civic Center Project,
                      Series A, 6.4%, 2024                            1,340,625
 1,000,000 AAA/Aaa  Franklin County Certificate Participation, 6.625%,
                      2014                                            1,085,000
 1,280,000 NR/Aaa   Lincolnton Enterprise Systems Revenue, 5.375%,
                      2016                                            1,251,200
 9,400,000 A/A2     Martin County Pollution Control Authority Revenue,
                      5.65%, 2023                                     8,871,250
                                                                   ------------
                                                                   $ 22,058,387
                                                                   ------------

 The accompanying notes are an integral part of these financial statements.

PIONEER TAX-FREE INCOME FUND
----------------------------------------------------------------------------

----------------------------------------------------------------------------
            S&P/
          MOODY'S
PRINCIPAL  RATINGS
AMOUNT  (UNAUDITED)                                                     VALUE
                    OHIO - 0.4%
 1,050,000 AAA/Aaa  Bedford, Ohio County School District, 6.25%,
                      2013                                         $  1,098,563
   500,000 A+/A1    Ohio State Building Authority Revenue, 6.0%,
                      2008                                              534,375
                                                                   ------------
                                                                   $  1,632,938
                                                                   ------------
                    OKLAHOMA - 3.0%
 2,520,000 AAA/Aaa  Grand River Dam Authority Revenue, 6.25%, 2011 $  2,781,450
 4,700,000 AAA/Aaa  McGee Creek Authority Water Revenue, 6.0%,
                      2023                                            4,987,875
 5,300,000 A+/A1    Oklahoma State Turnpike Authority Revenue,
                      6.125%, 2020                                    5,472,250
                                                                   ------------
                                                                   $ 13,241,575
                                                                   ------------
                    OREGON - 1.9%
 2,000,000 AAA/Aaa  Oregon Metropolitan Service District Revenue,
                      Headquarters Building, 6.75%,
                      Prerefunded, 1999 *                          $  2,160,000
   550,000 AAA/Aaa  Portland International Airport Revenue, 6.75%,
                      2015                                              598,125
 1,000,000 A+/A1    Portland Sewer System, Series A, 6.2%, 2012       1,052,500
 1,000,000 AAA/Aaa  Portland Sewer System, Series A, 5.25%, 2014        975,000
 3,250,000 A/A1     Washington County Unified Sewerage Agency
                      Revenue, 6.2%, 2010                             3,457,188
                                                                   ------------
                                                                   $  8,242,813
                                                                   ------------
                    PENNSYLVANIA - 1.3%
 1,500,000 AAA/Aaa  Bucks County Water & Sewer Authority, 0%, 2012 $    622,500
 1,000,000 AA/Aa    Pennsylvania Housing Finance Agency Revenue,
                      8.1%, 2010                                      1,031,250
 2,500,000 A/A1     Pennsylvania State Turnpike Commission Revenue,
                      6.5%, 2013                                      2,643,750
 1,500,000 AAA/Aaa  University of Pittsburgh Capital Project,
                      Series A, 6.125%, 2021                          1,567,500
                                                                   ------------
                                                                   $  5,865,000
                                                                   ------------
                    RHODE ISLAND - 0.2%
 1,000,000 AA+/Aa   Rhode Island Housing & Mortgage Finance,
                      6.75%, 2017                                  $  1,046,250
                                                                   ------------

 The accompanying notes are an integral part of these financial statements.

PIONEER TAX-FREE INCOME FUND
----------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/96                                (CONTINUED)
----------------------------------------------------------------------------
            S&P/
          MOODY'S
PRINCIPAL  RATINGS
AMOUNT  (UNAUDITED)                                                     VALUE
                    SOUTH CAROLINA - 4.2%
 2,400,000 A/A1     Fairfield County Pollution Control, 6.5%, 2014 $  2,568,000
 3,000,000 A-/A1    Richland County Solid Waste Disposal Facilities
                      Revenue, Union Camp Project, 7.45%, 2021        3,258,750
 1,000,000 AAA/Aaa  South Carolina Grand Strand Water & Sewer
                      Authority, 6.375%, 2012                         1,103,750
10,000,000 AAA/Aaa  South Carolina Public Service Authority
                      Revenue, 6.625%, Prerefunded, 2002 *           11,150,000
   750,000 NR/Aa    South Carolina State Housing Finance &
                      Development Authority Revenue, 6.2%,  2009        780,938
                                                                   ------------
                                                                   $ 18,861,438
                                                                   ------------
                    SOUTH DAKOTA - 1.2%
 1,000,000 NR/A1    South Dakota Conservancy District Revenue,
                      Series A, 5.625%, 2017                       $    987,500
 1,255,000 AAA/Aaa  South Dakota State Lease Revenue,
                      Series B, 8.0%, 2005                            1,493,450
 2,730,000 A+/NR    South Dakota Student Loan Finance
                      Corporation Revenue, 7.7%, 2007                 2,900,625
                                                                   ------------
                                                                   $  5,381,575
                                                                   ------------
                    TENNESSEE - 0.9%
 1,300,000 AAA/Aaa  Madison Suburban Utility District, 5.0%, 2019  $   1,212,250
 1,000,000 AAA/Aaa  Metropolitan Government Nashville & Davidson
                      County Sports Authority, 5.75%, 2017            1,010,000
 1,565,000 AAA/Aaa  Metropolitan Government Nashville & Davidson
                      County Water & Sewer Authority, 6.0%, 2007      1,692,156
                                                                   ------------
                                                                   $  3,914,406
                                                                   ------------
                    TEXAS - 7.7%
 2,145,000 NR/AAA   Castleberry Independent School District
                      General Obligation, 5.7%, 2021               $  2,161,088
 2,310,000 AAA/Aaa  Clear Creek Independent School District
                      General Obligation, 0%, 2010                    1,126,125
 1,305,000 NR/Aaa   Comal Independent School District General
                      Obligation, 7.0%, 2007                          1,494,225
 2,500,000 AAA/Aaa  Conroe Independent School District General
                      Obligation, 5.5%, 2021                          2,456,250
 5,000,000 AAA/Aaa  Harris County General Obligation, 0%, 2007        2,856,250
 1,500,000 NR/A      Houston, Texas Housing Authority, 8.0%, 2014     1,625,625
 2,050,000 NR/Aaa   Keller Independent School District General
                      Obligation, 0%, 2010                              968,625

 The accompanying notes are an integral part of these financial statements.
                                     16

PIONEER TAX-FREE INCOME FUND
----------------------------------------------------------------------------

----------------------------------------------------------------------------
            S&P/
          MOODY'S
PRINCIPAL  RATINGS
AMOUNT  (UNAUDITED)                                                     VALUE
                    TEXAS (CONTINUED)
 2,095,000 AAA/Aaa  Port Lavaca Utility Systems Revenue, 5.75%,
                      2022                                            2,092,381
 3,500,000 AAA/Aaa  San Antonio, Texas Water Revenue, 5.6%, 2021      3,443,125
 3,000,000 AAA/Aaa  Texas Public Finance Authority Building Revenue,
                      0%, 2007                                        1,777,500
 5,500,000 AAA/Aaa  Texas Public Finance Authority Building Revenue,
                      0%, 2008                                        3,059,375
 2,750,000 AAA/Aaa  Texas Public Finance Authority Building Revenue,
                      0%, 2010                                        1,340,625
 1,400,000 AA/Aa    Texas State General Obligation, 6.125%, 2008      1,484,000
 8,750,000 AAA/Aa1  Texas State Turnpike Authority, 5.25%, 2023       8,356,250
                                                                   ------------
                                                                   $ 34,241,444
                                                                   ------------
                    UTAH - 3.1%
 2,500,000 AAA/Aaa  St. George Water Revenue, Series A, 5.85%,2020 $  2,528,125
   725,000 NR/Aa    Utah Housing Finance Agency Revenue, 5.95%,
                      2011                                              736,781
 1,270,000 AA/Aa    Utah Intermountain Power Agency Revenue, 5.0%,
                      2016                                            1,162,050
 3,010,000 A+/Aa    Utah Intermountain Power Agency Revenue, 5.0%,
                      2018                                            2,724,050
 1,000,000 AA-/Aa   Utah Intermountain Power Agency Revenue, 7.50%,
                      2021                                            1,058,750
 3,480,000 AA/NR    Weber County Municipal Building Authority
                      Revenue, 5.75%, 2019                            3,419,100
 1,250,000 AAA/NR   White County General Obligation, 5.85%, 2026      1,254,688
   755,000 AAA/NR   White County Water Revenue, 5.9%, 2022              761,606
                                                                   ------------
                                                                   $ 13,645,150
                                                                   ------------
                    VIRGINIA - 3.0%
   750,000 AAA/Aaa  Chesapeake Industrial Development Authority,
                      5.25%, 2017                                  $    716,250
 2,700,000 AA/Aa    Chesapeake Water & Sewer General Obligation,
                      Series A, 5.375%, 2014                          2,642,625
 1,750,000 A+/A1    Chesapeake Water & Sewer System Revenue,
                      6.5%, 2012                                      1,870,313
 4,685,000 A+/A1    Chesapeake Water & Sewer System Revenue,
                      6.4%, 2017                                      4,925,106
   200,000 AAA/NR   Fairfax County Housing Authority, 5.9%, 2017        199,750
 1,000,000 AA-/Aa   Fairfax County Water & Sewer System Revenue,
                      6.0%, 2022                                      1,033,750

 The accompanying notes are an integral part of these financial statements.
                                     17

PIONEER TAX-FREE INCOME FUND
----------------------------------------------------------------------------
--
SCHEDULE OF INVESTMENTS 12/31/96                                (CONTINUED)
----------------------------------------------------------------------------
--
            S&P/
          MOODY'S
PRINCIPAL  RATINGS
AMOUNT  (UNAUDITED)                                                     VALUE
                    VIRGINIA (CONTINUED)
 1,750,000 NR/A     Harrisonburg Redevelopment & Housing
                      Authority Revenue, 6.5%, 2014                   1,813,437
                                                                   ------------
                                                                   $ 13,201,231
                                                                   ------------
                    WASHINGTON - 4.3%
 2,820,000 AAA/Aaa  Clark County Public Utility District #1 Water
                      Revenue, 5.5%, 2015                          $  2,788,275
 2,200,000 AAA/Aaa  Grant County Public Utility District #2,
                      Series A, 5.625, 2026                           2,156,000
 2,750,000 AAA/Aaa  Grant County Public Utility District #2,
                      Series A, 5.625, 2031                           2,677,812
 1,000,000 NR/Aaa   King & Snohomish Counties, Washington School
                      District, 5.75%, 2014                           1,001,250
 3,500,000 A+/Aaa   Snohomish County Public Utility District Revenue,
                      6.8%, Prerefunded,  2020 *                      4,011,875
 2,250,000 AAA/Aaa  Snohomish County School District General
                      Obligation, 5.7%, 2011                          2,323,125
 4,000,000 AA/Aa    Washington State Public Power Supply System
                      Revenue, Series A, 6.5%, 2015                   4,170,000
                                                                   ------------
                                                                   $ 19,128,337
                                                                   ------------
                    WEST VIRGINIA - 0.2%
 1,000,000 A+/Aa1   West Virginia State Housing Development,
                      7.05%, 2024                                  $  1,053,750
                                                                   ------------
                    WISCONSIN - 0.9%
 3,600,000 AA+/Aa2  Milwaukee Local District Heating Facility
                      Revenue, 6.85%, 2021                         $  3,865,500
                                                                   ------------
                    WYOMING - 2.3%
 9,750,000 AA/Aa    Wyoming Community Development Authority
                      Revenue, Series B, 7.05%, 2033               $ 10,176,563
                                                                   ------------

 The accompanying notes are an integral part of these financial statements.
                                     18

PIONEER TAX-FREE INCOME FUND
----------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/96                                (CONTINUED)
----------------------------------------------------------------------------
            S&P/
          MOODY'S
PRINCIPAL  RATINGS
AMOUNT  (UNAUDITED)                                                     VALUE
                    TOTAL INVESTMENT IN TAX-EXEMPT SECURITIES
                    (Cost $419,997,756)                            $443,405,469
                                                                   ------------
                    TAX-EXEMPT MONEY MARKET MUTUAL FUND - 0.4%
1,829,560           Lehman Brothers Munifund                       $  1,829,560
                                                                   ------------
                    TOTAL TAX-EXEMPT MONEY MARKET MUTUAL FUND
                    (Cost $1,829,560)                              $  1,829,560
                                                                   ------------
                    TOTAL INVESTMENT IN SECURITIES - 100%
                    (Cost $421,827,316) (a)                        $445,235,029
                                                                   ============

 The accompanying notes are an integral part of these financial statements.
                                     19

PIONEER TAX-FREE INCOME FUND
----------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/96                                (CONTINUED)
----------------------------------------------------------------------------

+  The concentration of investments by type of obligation / market sector is as follows:
          General Obligation                                  12.1%
          Escrowed in U.S. Government Securities               9.9
          Revenue Bonds:
          Education Revenue                                    9.8
          Water & Sewer Revenue                               15.7
          Hospital Revenue                                     2.9
          Housing Revenue                                      8.3
          Pollution Control Revenue                            7.8
          Power Revenue                                       13.9
          Transportation Revenue                               6.4
          Other                                               13.2

++ A portion of the bond was called on January 1, 1997.

* Prerefunded bonds have been collaterized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

** When-issued security.

NR Not rated.

(a)At December 31, 1996, the net unrealized gain on investments based on cost for federal income tax purposes of $421,827,316 was as follows:

          Aggregate gross unrealized gain for all investments in
             which there is an excess of value over tax cost     $23,628,928

          Aggregate gross unrealized loss for all investments in
             which there is an excess of tax cost over value        (221,215)
                                                                 -----------
          Net unrealized gain                                    $23,407,713
                                                                 ===========


Purchase and sales of securities (excluding temporary cash investments) for the year ended December 31, 1996 aggregated $199,746,488 and $221,802,197, respectively.




 The accompanying notes are an integral part of these financial statements.
                                     20

PIONEER TAX-FREE INCOME FUND
----------------------------------------------------------------------------
BALANCE SHEET 12/31/96
----------------------------------------------------------------------------


ASSETS:
Investment in securities, at value (including temporary
cash investments of $1,829,560) (cost $421,827,316)            $ 445,235,029
Receivables -
   Fund shares sold                                                1,113,058
   Interest                                                        7,491,304
Other
45,438
                                                               -------------
     Total assets                                              $ 453,884,829
                                                               -------------

LIABILITIES:
Payables -
   Investment securities purchased                             $   5,119,480
   Fund shares repurchased                                           780,247
   Dividends                                                         500,001
Due to affiliates                                                    521,936
Accrued expenses                                                      55,691
                                                               -------------
     Total liabilities                                         $   6,977,355
                                                               -------------

NET ASSETS:
Paid-in capital                                                $ 421,233,841
Accumulated undistributed net realized gain                        2,265,920
Net unrealized gain on investments                                23,407,713
                                                               -------------
     Total net assets                                          $ 446,907,474
                                                               =============

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
Class A (based on $441,732,803/36,947,391 shares)              $       11.96
                                                               =============
Class B (based on $4,791,998/403,297 shares)                   $       11.88
                                                               =============
Class C (based on $382,673/32,213 shares)                      $       11.88
                                                               =============

MAXIMUM OFFERING PRICE:
Class A                                                        $       12.52
                                                               =============



 The accompanying notes are an integral part of these financial statements.

PIONEER TAX-FREE INCOME FUND
----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
----------------------------------------------------------------------------
FOR THE YEAR ENDED 12/31/96


INVESTMENT INCOME:
Interest                                                        $27,766,181
                                                                ------------
EXPENSES:
Management fees                                   $2,196,607
Transfer agent fees
   Class A                                           545,915
   Class B                                             4,144
   Class C                                               468
Distribution fees
   Class A                                         1,128,924
   Class B                                            33,677
   Class C                                             2,409
Accounting                                            99,314
Custodian fees                                        59,107
Registration fees                                     51,220
Professional fees                                     53,966
Printing                                              27,290
Fees and expenses of nonaffiliated trustees           14,055
Miscellaneous                                         31,746
                                                  -----------
   Total expenses                                               $ 4,248,842
   Less fees paid indirectly                                        (97,022)
                                                                ------------
   Net expenses                                                 $ 4,151,820
                                                                ------------
     Net investment income                                      $23,614,361
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                              $ 7,202,137
  Change in net unrealized gain on investments                  (15,506,855)
                                                                ------------
  Net loss on investments                                       $(8,304,718)
                                                                ------------
  Net increase in net assets resulting from operations          $15,309,643
                                                                ============



 The accompanying notes are an integral part of these financial statements.
                                     22

PIONEER TAX-FREE INCOME FUND
----------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------
FOR THE YEARS ENDED 12/31/96 AND 12/31/95
                                                    YEAR ENDED     YEAR ENDED
FROM OPERATIONS:                                     12/31/96       12/31/95
Net investment income                              $23,614,361   $ 25,189,202
Net realized gain on investments                     7,202,137      6,422,224
Change in net unrealized gain on investments       (15,506,855)    40,976,623
                                                   ------------  ------------
 Net increase in net assets resulting from
   operations                                      $15,309,643   $ 72,588,049
                                                   ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
 Class A ($0.62 and $0.64 per share, respectively) $(23,535,318) $(25,080,462)
 Class B ($0.53 and $0.34 per share, respectively)    (150,311)       (26,969)
 Class C ($0.49 per share)                             (10,503)             -
In excess of net investment income
 Class A ($0.00 and $0.00 per share, respectively)     (25,684)             -
 Class B ($0.02 and $0.00 per share, respectively)      (2,502)             -
 Class C ($0.01 per share)                                (387)             -
Net realized gain
 Class A ($0.19 and $0.09 per share, respectively)  (7,100,936)    (3,347,799)
 Class B ($0.19 and $0.09 per share, respectively)     (65,933)       (13,668)
 Class C ($0.19 per share)                              (5,475)             -
                                                   ------------  ------------
   Total distributions to shareholders             $(30,897,049) $(28,468,898)
                                                   ------------  ------------
FROM FUND SHARE TRANSACTIONS:
NET PROCEEDS FROM SALE OF SHARES                   $35,328,631   $ 28,103,875
Reinvestment of distributions                       22,894,661     21,206,358
Cost of shares repurchased                         (74,380,885)   (67,438,178)
                                                   ------------  ------------
 Net decrease in net assets resulting from
   fund share transactions                         $(16,157,593) $(18,127,945)
                                                   ------------  ------------
 Net increase (decrease) in net assets             $(31,744,999) $ 25,991,206
NET ASSETS:
Beginning of year                                   478,652,473   452,661,267
                                                   ------------  ------------
End of year(including accumulated undistributed net
 investment income of $0 and $81,771 respectively,)$446,907,474  $478,652,473
                                                   ============  ============

CLASS A                       '96 SHARES   '96 AMOUNT   '95 SHARES   '95 AMOUNT
Shares sold                    2,624,795  $ 31,528,578   2,167,447  $ 25,951,665
Reinvestment of distributions  1,900,488    22,723,038   1,760,794    21,173,125
Less shares repurchased       (6,137,421)  (73,605,519) (5,649,088)  (67,282,382)
                              ----------  ------------  ----------  -----------
 Net decrease                 (1,612,138) $(19,353,903) (1,720,847) $(20,157,592)
                              ==========  ============  ==========  ============
CLASS B*
Shares sold                      286,510  $  3,418,543     178,241  $  2,152,210
Reinvestment of distributions     13,070       155,278       2,730        33,233
Less shares repurchased          (64,400)     (766,599)    (12,854)     (155,796)
                              ----------  ------------  ----------  ------------
 Net increase                    235,180  $  2,807,222     168,117  $  2,029,647
                              ==========  ============  ==========  ============

CLASS C**
Shares sold                       31,562  $    381,510
Reinvestment of distributions      1,380        16,345
Less shares repurchased             (729)       (8,767)
                              ----------  ------------
 Net increase                     32,213  $    389,088
                              ==========  ============

*  Class B shares were first publicly offered on April 28, 1995.
** Class C shares were first publicly offered on January 31, 1996.

 The accompanying notes are an integral part of these financial statements.
                                     23

PIONEER TAX-FREE INCOME FUND
----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/96
----------------------------------------------------------------------------
                            YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
CLASS A                      12/31/96   12/31/95   12/31/94  12/31/93(A) 12/31/92
Net asset value,
 beginning of year          $  12.36   $ 11.24    $ 12.68    $  12.08    $ 11.99
                            --------   -------    -------    --------    -------
Increase (decrease) from
 investment operations:
 Net investment income      $   0.62   $  0.64    $  0.64    $   0.67    $  0.71
 Net realized and unrealized
  gain (loss) on investments   (0.21)     1.21      (1.44)       0.87       0.31
                            --------   -------    -------    --------    -------
 Net increase (decrease)from
  investment operations     $   0.41   $  1.85    $ (0.80)   $   1.54    $  1.02
Distributions to shareholders:
 Net investment income         (0.62)    (0.64)     (0.64)      (0.67)     (0.71)
 Net realized gain             (0.19)    (0.09)      0.00       (0.27)     (0.22)
                            --------   -------    -------    --------    -------

Net increase (decrease) in
 net asset value            $  (0.40)  $  1.12    $ (1.44)   $   0.60    $  0.09
                            --------   -------    -------    --------    -------

Net asset value,end of year $  11.96   $ 12.36    $ 11.24    $  12.68    $ 12.08
                            ========   =======    =======    ========    =======
Total return*                   3.57%    16.84%     (6.38)%     12.98%      8.73%
Ratio of net expenses to
 average net assets             0.92%+    0.91%+     0.91%       0.86%      0.87%
Ratio of net investment
 income to average net
 assets                         5.16%+    5.37%+     5.37%       5.37%      5.80%
Portfolio turnover rate           44%       35%        55%         58%        62%
Net assets, end of year
 (in thousands)             $441,733  $476,584   $452,661    $532,491   $466,586
Ratios assuming reduction
 for fees paid indirectly:
 Net expenses                   0.90%      0.89%        -           -          -
  Net investment income         5.18%      5.39%        -           -          -

(a) Prior to assumption of the management agreement on December 1, 1993 by Pioneering Management Corporation, the Fund was advised by Mutual of Omaha Fund Management Company.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio assuming no reduction for fees paid indirectly.



 The accompanying notes are an integral part of these financial statements.
                                     24

PIONEER TAX-FREE INCOME FUND
----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/96
----------------------------------------------------------------------------

                                                      YEAR ENDED   4/28/95 TO
CLASS B                                                12/31/96    12/31/95
Net asset value, beginning of period                    $12.31      $11.81
                                                        -------     ------
Increase (decrease) from investment operations:
 Net investment income                                  $ 0.53      $ 0.35
 Net realized and unrealized gain (loss) on investments  (0.22)       0.58
                                                        -------     ------
   Net increase from investment operations              $ 0.31      $ 0.93
Distributions to shareholders:
 Net investment income                                   (0.53)      (0.34)
 In excess of net investment income                      (0.02)          -
 Net realized gain                                       (0.19)      (0.09)
                                                        -------     ------
Net increase (decrease) in net asset value              $(0.43)     $ 0.50
                                                        -------     ------
Net asset value, end of period                          $11.88      $12.31
                                                        =======     ======
Total return*                                             2.66%       7.94%
Ratio of net expenses to average net assets               1.67%+      1.72%**+
Ratio of net investment income to average net assets      4.38%+      4.38%**+
Portfolio turnover rate                                     44%         35%**
Net assets, end of period (in thousands)                $4,792      $2,069
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                             1.65%       1.65%**
 Net investment income                                    4.40%       4.45%**




* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.

 The accompanying notes are an integral part of these financial statements.
                                     25

PIONEER TAX-FREE INCOME FUND
----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/96
----------------------------------------------------------------------------

                                                      1/31/96 TO
CLASS C (A)                                            12/31/96
Net asset value, beginning of period                    $12.32
                                                        -------
Increase (decrease) from investment operations:
 Net investment income                                  $ 0.49
 Net realized and unrealized loss on investments         (0.24)
                                                        -------
   Net increase from investment operations              $ 0.25
Distributions to shareholders:
 Net investment income                                   (0.49)
 In excess of net investment income                      (0.01)
 Net realized gain                                       (0.19)
                                                        -------
Net decrease in net asset value                         $(0.44)
                                                        -------
Net asset value, end of period                          $11.88
                                                        =======
Total return*                                             2.19%
Ratio of net expenses to average net assets               1.71%**+
Ratio of net investment income to average net assets      4.34%**+
Portfolio turnover rate                                     44%
Net assets, end of period (in thousands)                $  383
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                             1.69%**
 Net investment income                                    4.36%**


(a) Class C shares were first publicly offered on January 31, 1996.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.


 The accompanying notes are an integral part of these financial statements.

PIONEER TAX-FREE INCOME FUND
----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/96
----------------------------------------------------------------------------


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Pioneer Tax-Free Income Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of income exempt from federal income tax, consistent with preservation of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Class C shares were first publicly offered on January 31, 1996. The shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

A. SECURITY VALUATION
   Security transactions are recorded on trade date. Securities are valued based on valuations furnished by independent pricing services that utilize matrix systems. These matrix systems reflect such factors as security prices, yields, maturities, and ratings and are supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Market discount and premium are accreted or amortized daily on a straight-line basis. Original issue discount is accreted daily into interest income on a yield-to-maturity basis with a corresponding increase in the cost basis of the security. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

PIONEER TAX-FREE INCOME FUND
----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/96                           (continued)
----------------------------------------------------------------------------



   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. FEDERAL INCOME TAXES
   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal tax provision is required.
   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The Fund has reclassified from accumulated undistributed net realized gain $81,770 and $28,573 to paid-in capital and distributions in excess of net investment income, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C. FUND SHARES
   The Fund records sales and repurchases of shares on trade date. Net losses, if any, as a result of cancellations, are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $77,023 in underwriting commissions on the sale of fund shares during the year ended December 31, 1996.

D. CLASS ALLOCATIONS
   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket

PIONEER TAX-FREE INCOME FUND
----------------------------------------------------------------------------

----------------------------------------------------------------------------



   expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C share can bear different transfer agent and distribution fees.

2. MANAGEMENT AGREEMENT
Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 1996, $190,834 were payable to PMC related to management fees and certain other services.

3. TRANSFER AGENT
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $43,904 in transfer agent fees payable to PSC at December 31, 1996.

4. DISTRIBUTION PLANS
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee

PIONEER TAX-FREE INCOME FUND
----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/96                           (continued)
----------------------------------------------------------------------------




consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $287,198 in distribution fees payable to PFD at December 31, 1996.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended December 31, 1996, CDSCs in the amount of $7,834 were paid to PFD.

5. EXPENSE OFFSETS
The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1996, the Fund's expenses were reduced by $97,022 under such arrangements.

PIONEER TAX-FREE INCOME FUND
----------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
----------------------------------------------------------------------------




TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF PIONEER TAX-FREE INCOME
FUND:

We have audited the accompanying balance sheet of Pioneer Tax-Free Income Fund, including the schedule of investments, as of December 31, 1996, and the related statement of operations, the statements of changes in net assets for the periods presented and financial highlights for each of the three years ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years ended December 31, 1993, were audited by other auditors whose report dated February 22, 1994 expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Tax-Free Income Fund as of December 31, 1996, the results of its operations, and the changes in its net assets for the periods presented and financial highlights for each of the three years ended December 31, 1996, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 3, 1997

PIONEER TAX-FREE INCOME FUND
----------------------------------------------------------------------------
TAX TREATMENT OF DISTRIBUTIONS
----------------------------------------------------------------------------

MADE DURING THE YEAR ENDED 12/31/96

During the year ended December 31, 1996, Pioneer Tax-Free Income Fund paid the following distributions per share:
----------------------------------------------------------------------------
PAYMENT                NET INVESTMENT INCOME         NET REALIZED GAIN
                       ----------------------        -----------------
 DATE            CLASS A     CLASS B      CLASS C    SHORT-TERM  LONG-TERM
 1/31/96          $0.0540     $0.0460      $0.0046      $    -      $     -
 2/29/96           0.0520      0.0460       0.0460           -            -
3/29/96            0.0510      0.0460       0.0460           -            -
 4/30/96           0.0510      0.0460       0.0460           -            -
 5/31/96           0.0510      0.0460       0.0460           -            -
 6/28/96           0.0520      0.0460       0.0460      0.0027       0.0589
 7/31/96           0.0520      0.0460       0.0460           -            -
 8/30/96           0.0530      0.0460       0.0460           -            -
 9/30/96           0.0520      0.0450       0.0450           -            -
10/31/96           0.0530      0.0450       0.0450           -            -
11/29/96           0.0530      0.0450       0.0450           -            -
12/31/96           0.0500      0.0420       0.0420           -      $0.1300
                  -------     -------      -------     -------      -------
   Total          $0.6240     $0.5450      $0.5036     $0.0027      $0.1889
                  =======     =======      =======     =======      =======
----------------------------------------------------------------------------


Of the $0.6240 per share distributed by Class A, 100% is tax-exempt. Of the $0.5450 per share distributed by Class B, 100% is tax-exempt. Of the $0.5036 per share distributed by Class C, 100% is tax-exempt.

On a per share basis, distributions of $0.1889 from net realized gain should be reported as long-term capital gain.The remaining distributions of $0.0027 from short-term capital gain should be reported as ordinary income.

Shareholders who elected to take the Capital Gain Distribution in additional shares of the Fund should report the distribution as explained above. The tax cost of the shares received in June 1996, is $11.71, $11.65 and $11.64 per share for Class A, Class B and Class C shares, respectively. The tax cost of the shares received in December 1996, is $11.88, $11.81 and $11.80 per share for Class A, Class B and Class C shares, respectively.

For purposes of the dividend exclusion, none of the $0.6240, $0.5450 and $0.5036 per share for Class A, Class B and Class C, respectively, qualifies for the exclusion.

The Fund hereby designates $7,202,137 as a capital gain dividend for the purposes of the dividend paid deduction.

PIONEER TAX-FREE INCOME FUND
----------------------------------------------------------------------------
TRUSTEES' FEES AND SHARE OWNERSHIP 12/31/96
----------------------------------------------------------------------------



TRUSTEES' FEES, PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP OF TRUSTEES AND OFFICERS (UNAUDITED)

The aggregate remuneration paid by the Fund to nonaffiliated trustees and officers during the year ended December 31, 1996 was $17,053, plus expenses incurred in attending trustees meetings of $3,423. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and principal underwriter, respectively, of the Fund ($1,000 in 1996) are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management agreement with the Fund. At December 31, 1996 the trustees and officers of the Fund owned beneficially 2,144 of Class A shares of the Fund (0.01% of the outstanding Class A shares). The Pioneer Group, Inc., the parent company of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., is a publicly held corporation of which Mr. Cogan, Chairman and President of the Fund, owned approximately 14% of the outstanding shares of capital stock at December 31, 1996.

PIONEER TAX-FREE INCOME FUND
----------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
----------------------------------------------------------------------------




TRUSTEES
John F. Cogan, Jr.
Richard H. Egdahl, M.D.
Margaret B.W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop


OFFICERS
John F. Cogan, Jr., Chairman and President
David D. Tripple, Executive Vice President
Mark L. Winter, Vice President
William H. Keough, Treasurer
Joseph P. Barri, Secretary


INVESTMENT ADVISER
Pioneering Management Corporation


CUSTODIAN
Brown Brothers Harriman & Co


INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP


PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.


LEGAL COUNSEL
Hale and Dorr


SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneering Services Corporation

PIONEER TAX-FREE INCOME FUND
----------------------------------------------------------------------------

----------------------------------------------------------------------------




                          THIS PAGE FOR YOUR NOTES.

PIONEER TAX-FREE INCOME FUND
----------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
----------------------------------------------------------------------------

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FACTFONE[SM]
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

9O-DAY REINSTATEMENT PRIVILEGE (FOR CLASS A SHARES)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

INVESTOMATIC PLAN
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

PAYROLL INVESTMENT PROGRAM (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

PIONEER TAX-FREE INCOME FUND
----------------------------------------------------------------------------

----------------------------------------------------------------------------





AUTOMATIC EXCHANGE PROGRAM
A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.

DIRECTED DIVIDENDS
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

DIRECT DEPOSIT
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

SYSTEMATIC WITHDRAWAL PLAN (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

----------------------------------------------------------------------------
HOW TO CONTACT PIONEER
----------------------------------------------------------------------------


We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

YOU CAN CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, propectuses, applications
and service forms                                            1-800-225-6292

FACTFONESM for automated fund yields, prices,
account information and transactions                         1-800-225-4321

RETIREMENT PLANS INFORMATION                                 1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                 1-800-225-1997

OR WRITE TO US AT:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

OUR TOLL-FREE FAX                                            1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                            ASK.PIONEER@PIOG.COM
(for general questions about Pioneer only)









THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
FUND PROSPECTUS.





[PIONEER LOGO] PIONEER FUNDS DIST., INC.              0297-3934
               60 STATE STREET             [COPYRIGHT]PIONEER FUNDS DIST.,INC.
               BOSTON, MASSACHUSETTS 02109      [LOGO]PRINTED ON RECYCLED PAPER